Exhibit 99.2

Jean F.H.P. Mandeville
Singapore 249782


Date     :    4 February 2005


The Board of Directors
Equinix, Inc.
301 Velocity Way, Fifth Floor
Foster City, CA  94404
USA


Dear Sirs

EQUINIX, INC (the "Company")
        - RESIGNATION AS DIRECTOR


I hereby tender my resignation as Director of the Company with immediate effect.




Yours faithfully



/s/ JEAN F.H.P. MANDEVILLE
----------------------------
Jean F. H. P. Mandeville